                                                                    Exhibit 10.1

                       ASSIGNMENT AND ASSUMPTION OF LEASE



    This Assignment and Assumption of Lease is made as of September 12, 1997, among R N D Funding Company, Inc., A Delaware Corporation, c/o Lincoln Property Company N.C., Inc. ("Landlord"), Alphatec Electronics Company Limited (Public), A Thailand Public Corporation ("Assignor"), and Digital Testing Services, Inc., A California Corporation ("Assignee"), who agree as follows:


       1. Recitals. This Assignment and Assumption of Lease is made with
          --------
    reference to the following facts and objectives:


          A. Kim Camp No. VII ("Kim Camp") and Assignor, as Lessee, entered into a written Lease Agreement dated March 23, 1995 (the "Lease"), in which Kim Camp leased to Assignor and Assignor leased from Kim Camp approximately 70,538 square feet of space at 3600 Peterson Way, Santa Clara, California ("Premises"), per Exhibit "A" attached.

          B. Kim Camp has assigned the Lease to Landlord.

          C. Assignor wishes to assign all its right, title and interest in the Lease to Assignee and Assignee wishes to accept said assignment.

          D. Landlord agrees to consent to the proposed assignment on the conditions set forth herein.

       2. Effective Date of Assignment. The assignment contemplated herein
          ----------------------------
    shall take effect on September 12, 1997, and Assignor shall give possession of the Premises to Assignee on that date.

       3. Assignment and Assumption. Assignor assigns and transfers to Assignee
          -------------------------
    all its right, title and interest in the Lease and to the Premises, and Assignee accepts the assignment and assumes and agrees to perform, from the date the assignment becomes effective, as a direct obligation to Lessor, all duties and obligations of Assignor under the Lease.

       4. Landlord's Consent. Landlord consents to the assignment without
          ------------------
    waiver of restrictions, if any, concerning further assignment.

       5. Assignor's Liability. Assignor shall remain liable for the
          --------------------
    performance of the provisions of the Lease.

       6. Security Deposit. The parties agree that Assignor shall deposit the
          ----------------
    sum of ($54,314.26), to be be applied subject to the provisions of the Lease. Assignor releases all claims to that sum, and the sum shall be held by Lessor for the benefit of Assignee, subject to the provisions of the Lease.

       7. Indemnity. Assignor and Assignee, jointly and severally, agree to
          ---------
    indemnify and hold Lessor harmless and defend Lessor, with counsel satisfactory to Lessor, from any and all asserted, threatened or actual liabilities, losses, damages, suits, actions, and claims, of any nature whatsoever, incurred by Lessor as a result of, or arising from, or which is related to the matters set forth in this Agreement, including, without limitation, the assignment by Assignor of all of its right, title and interest in and to the Lease to Assignee and the assumption by Assignee of all duties and obligations of Assignor under the Lease.

       8. Attorneys' Fees. If any party commences an action against any of the
          ---------------
    other parties arising out of or in connection with this Assignment and Assumption of Lease, the prevailing party or parties shall be entitled to recover from the losing party or parties reasonable attorneys' fees and costs of suit.

       9. General Provisions.
          ------------------

          A. Entire Agreement:  No Modifications. This Agreement incorporates
             -----------------------------------
    the entire understanding between the parties to the Agreement with respect to the subject matter of it. Any prior correspondence, memoranda, understandings, offers, negotiations and agreements, oral or written, are replaced in total by this Agreement. This Agreement may not be modified or amended except in writing, signed by the parties hereto.

          B. Time. Time is of the essence in the performance of the parties'
             ----
    respective obligations set forth in this Agreement.

          C. Successors and Assigns. This Agreement shall inure to the benefit
             ----------------------
    of and be binding upon the parties to this Agreement and their respective successors and assigns.

          D. Construction. This Agreement shall be governed by and construed
             ------------
    under the laws of the State of California. The parties acknowledge that each party and its counsel, if any, have reviewed and revised this Agreement and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Agreement or any amendments or exhibits to it or any document executed and delivered by either party in connection with this Agreement. All captions in this Agreement are for reference only and shall not be used in the interpretation of this Agreement or any related document. Whenever required by the context of this Agreement, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Agreement shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Agreement and all such provisions shall remain in full force and effect.


    ASSIGNOR:


    . Alphatec Electronics Company Limited (Public)
    . a Thailand Public Corporation



    By:                                      Date:    9/19/97
          -------------------------------         ----------------
          R.B. Mollerstuen
    Its:  Acting C.E.O.
          -------------------------------


    ASSIGNEE:


    . Digital Testing Services, Inc.
    . a California Corporation



    By:    /s/ [ILLEGIBLE SIGNATURE]         Date:  Sept. 24, 1997
           ------------------------------         ----------------
    Its:             V.P.
          -------------------------------


    LANDLORD:


    . RND Funding Company, Inc.
    . a Delaware Corporation


    By: Lincoln Property Company Management Services, Inc.,
        As Manager and Agent for Landlord


    By:   /s/ [ILLEGIBLE SIGNATURE]
          ----------------------------------
    Its:  Vice President

          B. Time. Time is of the essence in the performance of the parties'
             ----
    respective obligations set forth in this agreement.

          C. Successor and Assigns. This Agreement shall inure to the benefit of
             ---------------------
    and be binding upon the parties to this Agreement and their respective successors and assigns.

          D. Construction. This Agreement shall be governed by and construed
             ------------
    under the laws of the State of California. The parties acknowledge that each party and its counsel, if any, have reviewed and revised this Agreement and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Agreement or any amendments or exhibits to it or any document executed and delivered by either party in connection with this Agreement. All captions in this Agreement are for reference only and shall not be used in the interpretation of this Agreement or any related document. Whenever required by the context of this Agreement, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Agreement shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Agreement and all such provisions shall remain in full force and effect.


    ASSIGNOR:


    . Alphatec Electronics Company Limited (Public)
    .

    By:                                                Date:   9/19/97
         ------------------------------                     ---------------
    Its: Acting CEO
         ------------------------------


    ASSIGNEE:


    . Digital Testing Services, Inc.


    By:                                                Date:
         ------------------------------                     ---------------
    Its:
         ------------------------------

    [Word Processing will place appropriate Lessor reference from signature block here.]